SHAREHOLDERS' AGREEMENT

     This Shareholders' Agreement (the "Agreement"), by and among SITEK, Incorporated, a Delaware corporation (the "Company"), and certain of the Company's shareholders indicated on the signature pages of this Agreement (the "Shareholders"), is effective as of August 1, 1999.

                                    RECITALS

     A. The Shareholders determined that it is in their respective best interests to restrict the transfer of the common stock of the Company held by the Shareholders and certain subsequent shareholders and to provide for the repurchase of such common stock under certain circumstances. The number of shares of the common stock issued and outstanding on the date of this Agreement to each Shareholder are set forth on EXHIBIT A attached to this Agreement.

     B. The purpose of this Agreement is to impose certain restrictions, which the Shareholders and the Company agree are reasonable, on the transfer and disposition by the Shareholders of their shares of common stock of the Company, and provide certain rights to the Company and the Shareholders to repurchase from the Shareholders all or a portion of their shares of common stock under certain circumstances. The shares of common stock of the Company may be repurchased by the Company at increasing cost and decreasing number of shares in recognition of the services performed by the Shareholders for the Company during the term of this Agreement.

                                   AGREEMENTS

     In consideration of their mutual promises contained in this Agreement, the parties to this Agreement agree as follows:

     1. GENERAL RESTRICTION. Until August 1, 2001, except as expressly permitted by this Agreement, no Shareholder shall transfer in any manner or permit to be transferred in any manner, any shares of common stock of the Company ("Shares"), which are now owned or which hereafter may be acquired by such Shareholder prior to August 1, 2001. For purposes of this Agreement, reference to a "transfer" of the Shares means any disposition of the Shares or any interest in the Shares, including, without limitation, any sale, gift, assignment, pledge or encumbrance, whether such disposition occurs voluntarily, by operation of law or otherwise. Except as otherwise expressly provided in this Agreement, any Shares transferred (whether or not in compliance with the terms of this Agreement) will continue to be subject to the provisions and restrictions contained in this Agreement, and any transferee of such Shares will be deemed to have accepted and consented to be bound by the provisions and restrictions of this Agreement as if such transferee had originally executed this Agreement as a party to this Agreement.

     2. VOLUNTARY SALE.

     (a) GENERAL. One or more Shareholders (collectively, "Offering Shareholder") who receives a bona fide written offer ("Third Party Offer") from a purchaser (other than a Permitted Transferee, as defined later in this Agreement) to purchase some or all of the Shares held by such Shareholder ("Offered Shares") may sell such Shares to such purchaser in accordance with this Section 2.

     (b) OFFER TO OTHER SHAREHOLDERS. The Offering Shareholder must first give written notice ("Sale Notice") to the Company and all of the other Shareholders (the "Other Shareholders") of the Third Party Offer, specifying the purchaser, the price for the Offered Shares (the "Third Party Price") and the payment terms of the proposed sale (the "Third Party Payment Terms"). The Sale Notice will constitute an offer by the Offering Shareholder to sell the Offered Shares to the Other Shareholders at the Third Party Price and on the Third Party Payment Terms. The Other Shareholders have the exclusive right and option for a period of 30 days after the date the Sale Notice is given ("First Option Period") to accept such offer with respect to all of the Offered Shares. The Other
Shareholders purchase the Offered Shares on a pro rata basis in proportion to each Other Shareholder's ownership of the Other Shareholders' total shares or in such other proportion as the Other Shareholders they may agree on in writing, by giving the Offering Shareholder written notice of intent to purchase the Offered Shares within the First Option Period. Any Other Shareholder who accepts such offer must notify the Offering Shareholder and the Other Shareholders in writing of such acceptance within the First Option Period.

     If the Other Shareholders do not purchase all of the Offered Shares within the First Option Period, then the Other Shareholders who have elected to exercise their option as set forth above (the "Electing Shareholders") shall have the further exclusive right and option for a period of 20 days following the expiration of the First Option Period ("Second Option Period"), to accept the offer as to all of the remaining Offered Shares. Such option shall be exercised by the Electing Shareholders on a pro rata basis in proportion to each Electing Shareholder's ownership of the total of the Electing Shareholder's shares, or in such other proportion as they may agree on in writing, by giving the Offering Shareholder written notice of intent to purchase the Offered Shares within the Second Option Period.

     (c) OFFER TO THE COMPANY. If the option to purchase the Offered Shares is not exercised by the Other Shareholders pursuant to Section 2(b) as to all of the Offered Shares, then the Company shall have the exclusive right and option for a period of 30 days after the expiration of the Second Option Period ("Third Option Period"), in its own behalf and exercisable in the same manner as the Other Shareholders, to accept the offer as to all of the remaining Offered Shares. The Company may exercise such option by giving the Offering Shareholder written notice of intent to purchase the Offered Shares within the Third Option Period.

     (d) RIGHT TO SELL. If the offers referred to in Sections 2(b) and 2(c) are not accepted in the aggregate by the Company or the Other Shareholders as to all of the Offered Shares within the applicable option periods, then the Offered Shares may be sold by the Offering Shareholder to the proposed purchaser specified in the Sale Notice at any time within 60 days after the expiration of the last option period, but only at the Third Party Price and on the Third Party Payment Terms. The Offered Shares which are sold to the proposed purchaser will not remain subject to the restrictions on such Shares set forth in this Agreement. If the Offered Shares are not sold by the Offering Shareholder to the proposed purchaser in accordance with this Section 2(d), or if there is a change in any of the terms of the Third Party Offer, the Offered Shares may not be sold to the proposed purchaser unless the Offering Shareholder again fully complies with the provisions of Sections 2(b) and 2(c).

     3. PERMITTED TRANSFERS. A Shareholder may, during his or her lifetime, transfer Shares to his or her spouse, to a lineal ancestor or lineal descendant, to a custodian or guardian for any such person, to the trustee or trustees of a trust for the exclusive benefit of the Shareholder or any such person or persons (a "Permitted Transferee"). However, as a condition to the transfer, the Permitted Transferee must acknowledge and agree to be bound by the provisions of this Agreement. Any Shares transferred to a Permitted Transferee will remain subject to this Agreement following such transfer.

     4. PLEDGE. A Shareholder may not pledge or otherwise grant a security interest in the Shares unless the Shareholder obtains the written consent of the Shareholders prior to granting any such pledge or other security interest and the pledgee expressly acknowledges and agrees in writing to be bound by the provisions of this Agreement.

     5. DEATH OF A SHAREHOLDER.

     (a) GENERAL. The provisions of this Section 5 will apply when Shares are transferred by will, intestacy or other operation of law due to a Shareholder's death. Upon the death of a Shareholder, the Shareholder's personal representative must give written notice of such death to the Company and the other Shareholders as soon as practicable, but in no event later than 90 days after the appointment of the personal representative. Alternatively, the Company or any other Shareholder with knowledge of such death may give written notice of it to the Shareholder's personal representative, the Company and the other Shareholders, as the case may be.

     (b) OPTION TO PURCHASE. Upon the death of a Shareholder, first the remaining Shareholders (excluding the spouse of the decedent and any of his Permitted Transferees) and then the Company will have the exclusive right and option to purchase from the decedent's personal representative, other successors in interest of the decedent, if any (collectively, "Successors"), the decedent's spouse and all of the decedent's Permitted Transferees, all of the Shares registered in the name of the decedent's spouse and Permitted Transferees on the date of the decedent's death. The option shall be exercisable first by the remaining Shareholders and then by the Company within the option periods and otherwise in the manner provided in Sections 2(b) and 2(c), at the Contract Price in immediately available funds; provided, however, that for purposes of this Section 5(b) the option periods specified in Sections 2(b) and 2(c) shall begin to run from the date the written notice of the death of the Shareholder is given pursuant to Section 5(a).

     6. CALL RIGHT ON OFFICER'S TERMINATION OF EMPLOYMENT.

     (a) Upon termination of the Shareholder's employment relationship with the Company, each of the Shareholders who is an employee of the Company as of the date of this Agreement ("Employee Shareholders") must voluntarily offer to sell a portion of his or her Shares to the Other Shareholders and the Company as described below:

                                                  Percentage and price of
         Employee Shareholder                   Shares Employee Shareholder
        terminates employment:                    must offer to sell back:
        ----------------------                    ------------------------
Between August 1, 1999 and July 31, 2000               50% at $0.25
Between August 1, 2000 and July 31, 2001               25% at $0.75
After July 31, 2001                                        0%

     (b) If Employee Shareholder terminates his employment, he must notify the Company of his or her employment termination, in writing, within seven days of such termination or as otherwise required by Company policies or other agreements with the Company, whichever is earlier. If the Company terminates Employee Shareholder's employment, no notice is required other than that called for under Shareholder Employee's other agreement(s) with the Company.

     (c) The Other Shareholders are entitled to exercise such option within 30 days following their receipt of the notice of employment termination. The option is exercisable first by the Other Shareholders and then by the Company within the option periods and otherwise in the manner provided in Sections 2(b) and 2(c); provided, however, that for purposes of this Section 6 the option periods specified in Sections 2(b) and 2(c) will begin to run from the date the written notice of the employment termination is given pursuant to Section 6(b) and the Shares will be offered at the price indicated in Section 6(a).

7. Death of Spouse; Marital Property.

     (a) GENERAL. The creation of an interest in Shares registered in the name of a Shareholder in favor of the Stockholder's spouse by operation of marital or community property laws during the Shareholder's lifetime will not be a violation of this Agreement as long as (i) the Shares in which such interest is created continue to be registered solely in the name of such Shareholder and
(ii) such Shareholder maintains full management, voting and control rights with respect to such Shares. The Shares of a Shareholder and any interest of such Shareholder's spouse in such Shares will remain subject to this Agreement regardless of the termination, for any reason, of their marital relationship. During the marriage, such Shareholder's obligation to sell Shares registered in his or her name pursuant to this Agreement will include any interest of the Shareholder's spouse in such Shares.

     (b) OPTION TO PURCHASE UPON DIVORCE. If (i) the marriage of a Shareholder (the "Divorced Shareholder") is terminated by divorce, dissolution or legal separation, (ii) the former spouse of such Divorced Shareholder owns Shares registered in his or her name or is determined to have a marital, community or other property interest in the Shares registered in the name of such Divorced Shareholder and (iii) the Shares are not received by such Divorced Shareholder in accordance with a property settlement agreement, if any, or pursuant to the decree of divorce, dissolution or legal separation, then the Divorced Shareholder will have the option to purchase, and the former spouse of the Divorced Shareholder must sell, if such option is exercised, all of the former spouse's Shares registered in his or her name and all of the former spouse's marital, community or other property interest in the Shares registered in the name of the Divorced Shareholder. Such option may be exercised by the Divorced Shareholder giving his or her former spouse written notice within six months after the date of the entry of the decree of divorce, dissolution or legal separation that the Divorced Stockholder has elected to exercise such option. If the Divorced Shareholder does not exercise such option within such six month period, then the Company will have the option to purchase from the former spouse all such Shares registered in the former spouse's name and all of the marital, community or other property interest in the Shares registered in the name of the Divorced Shareholder. The Company may exercise its option to purchase the Shares by giving the former spouse written notice within 30 days after the expiration of such six month option period that the Company has elected to exercise such option. The Shares and/or interest in the Shares purchased pursuant to this
Section 7(b) will be purchased at the Contract Price.

     8. CONTRACT PRICE. The Contract Price shall be (i) the closing price for the Shares as reported by the national exchange or market on which it is publicly traded on the day preceding the day of payment, or (ii) if the Shares are not reported by a national exchange or market, by agreement of the Company and the selling Shareholder, or (iii) if no agreement can be made between the aforementioned parties, by a qualified third party appraiser selected by mutual agreement and whose fees will be paid equally by the Company and the selling Shareholder ("Contract Price").

     9. NOTICE. All notices required to be given under this Agreement will be deemed to have been received by the parties on the date it is given by personal delivery or by delivery via first class certified postage paid letter by the United States Post Office to the proper party's address as identified below each signature, and as modified from time to time in accordance with this section.

     10. TRANSFER IN VIOLATION OF AGREEMENT. Any transfer or attempted transfer of any Shares in violation of this Agreement shall be void.

     11. LEGENDS ON CERTIFICATES. All certificates representing shares of common stock of the Company now or hereafter subject to this Agreement will have the following legend written, stamped or printed on the face or reverse thereof:

     Any sale, assignment, transfer, pledge or other disposition of the shares of stock represented by this certificate is restricted by and subject to the terms of a Shareholders' Agreement effective August 1, 1999 and may be sold, assigned, transferred, pledged or otherwise disposed of only upon proof of compliance therewith. A copy of such Agreement is on file with the Secretary of the Company. By acceptance of this Certificate, the holder hereof agrees to be bound by the terms of such Agreement.

     12. TERMINATION OF AGREEMENT. This Agreement will terminate upon the earlier of the written agreement of all parties hereto or August 1, 2001. Thereafter any Shares otherwise subject to this Agreement may be transferred free and clear of the restrictions to this Agreement. Upon the request of a Shareholder, the Company must remove the restrictive legend referred to in
Section 11 from any Shares which are no longer subject to this Agreement.

     13. SPECIFIC PERFORMANCE. The Shareholders and the Company agree it is impossible to measure in money the damages which will accrue to them or to the personal representative of a Shareholder by reason of a failure of any of them to perform any of their obligations under this Agreement. Therefore, if any of them shall institute any action or proceeding to enforce the provisions of this Agreement, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense that such person has an adequate remedy at law, and such person shall not assert in any action or proceeding the claim or defense that such remedy at law exists.

     14. BINDING EFFECT. This Agreement is binding upon and inures to the benefit of the Company, the Shareholders and their respective heirs, legatees, trustees, custodians, personal representatives, guardians, executors, administrators, successors, transferees and assigns.

     15. AMENDMENTS. This Agreement may be waived, altered, amended or repealed, in whole or in part, only by the written consent of the Company and the Shareholders.

     16. SEVERABILITY. The provisions contained in this Agreement are severable, and in the event any one or more of the provisions hereof is determined for any reason to be invalid, illegal or unenforceable, such determination shall not affect the validity, legality or enforceability of the remaining provisions, and the rights and obligations of the parties shall be construed and enforced as though this Agreement did not contain such invalid, illegal or unenforceable provision.

     17. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Arizona. The Company and each Shareholder agrees that all legal proceedings relating to a party's rights or obligations under this Agreement must be heard by the state or federal courts located in the State of Arizona, Maricopa County.

     18.   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     19. ATTORNEY'S FEES AND COSTS. If the Company or a Shareholder initiates and is the prevailing party in legal proceedings against the Company or another Shareholder to enforce one or more provisions of this Agreement, such party will be entitled to recover reasonable attorney's fees and costs incurred by such party in enforcing such provision or provisions against the other parties to the transaction.

     20. GENDER. References in this Agreement to the masculine gender include the feminine and neuter.

     21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Company and the Original Stockholders, and supersedes any prior agreements between or among them relating to the subject matter hereof, except any Employment Agreements between the Company and the Original Shareholders and the Share Exchange Agreement and Registration Rights Agreement dated July 31, 1998, between the Company and the Original Stockholders that became effective July 31, 1998.

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     IN WITNESS  WHEREOF,  the Company and the  Shareholders  have executed this
Agreement as of the date first written above.

                                   "COMPANY"

                                   SITEK, Incorporated


                                   Don Jackson, Jr., President

                                   "SHAREHOLDERS"


                                   Don Jackson, Jr.
                                   Home Address



                                    [Spouse's Signature]

                                   _________________, solely for the purpose of obligating the marital community with
                                   Don Jackson, Jr. and their community assets, but not with respect to her sole and separate property

                                   Julian Gates
                                   Home Address

                                   Mark G. Simon
                                   Home Address


                                    [Spouse's Signature]

                                   _________________, solely for the purpose of obligating the marital community with Mark G. Simon and their community assets, but not with respect to her sole and separate property


                                   Vince Birdwell
                                   Home Address


                                   [Spouse's Signature]

                                   _________________, solely for the purpose of obligating the marital community with Vince Birdwell and their community assets, but not with respect to her sole and separate property


                                   Paul Burke
                                   Home Address


                                   Parag Modi
                                   Home Address

                                   [Spouse's Signature]

                                   _________________, solely for the purpose of obligating the marital community with Parag Modi and their community assets, but not with respect to her sole and separate property


                                   Kevin B. Jackson
                                   Home Address


                                   [Spouse's Signature]

                                   _________________, solely for the purpose of obligating the marital community with Kevin
                                   B. Jackson and their community assets, but not with respect to her sole and separate property


                                   Paul D. Jackson
                                   Home Address


                                    [Spouse's Signature]



                                   ________________, solely for the purpose of obligating the marital community with Paul D. Jackson and their community assets, but not with respect to her sole and separate property

                                    EXHIBIT A

              SHAREHOLDER                         SHARES OF COMMON STOCK
              -----------                         ----------------------
              Vince Birdwell                              952,054
              Paul Burke                                  539,463
              Julian Gates                              1,186,200
              Don Jackson                               1,186,200
              Kevin Jackson                               948,960
              Paul Jackson                              1,186,200
              Parag Modi                                1,186,200
              Mark Simon                                1,186,200

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